Filed Pursuant to Rule 497(e)
Registration No. 333-270997; 811-23859
Advisor Managed Portfolios

Supplement dated October 9, 2025
to the Prospectus and Statement of Additional Information
dated July 29, 2025
for the
Bramshill Income Performance Fund

The Advisor has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, portfolio transaction expenses, interest expense and dividends paid on short sales or extraordinary expenses) in order to limit the total annual fund operating expenses (after any fee waiver or expense reimbursement) of the Fund to 1.10% of average daily net assets of the Fund’s Institutional Class shares and 1.35% of average daily net assets of the Fund’s Investor Class shares. The separate expense cap for each share class will remain in effect through at least March 31, 2026 and may be renewed for annual terms thereafter. The Fund’s expense limitation agreement can be terminated only by the Board of Trustees of Advisor Managed Portfolios.

The Advisor may request recoupment from the Fund of previously waived fees and paid expenses for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the expense cap in place at the time such amounts were waived or paid or (2) the Fund’s expense cap at the time of the recoupment.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.